Pension, Health Care and Postretirement Benefits Other Than Pensions - Effects of Trend Rate Changes and Future Benefit Cash Payments (Details) - Postretirement Benefits Other than Pensions
$ in Thousands
12 Months Ended
Dec. 31, 2018 USD ($)
Significant effect on amounts reported for service and interest rate component and postretirement health care benefit obligation
Effect on total of service and interest cost components, one-percentage-point, increase	$ 132
Effect on total of service and interest cost components, one-percentage-point, decrease	(132)
Effect on the postretirement benefit obligation one-percentage-point, increase	3,602
Effect on the postretirement benefit obligation one-percentage-point, decrease	$ (3,636)